August 22, 2012

VIA EDGAR TRANSMISSION

Securities and Exchange Commission

Judiciary Plaza

100 F Street, N.E.

Washington, D.C. 20549

Re:	Manning & Napier Fund, Inc. (the “Company”)

File Nos. 2-92633 and 811-04087

Ladies and Gentlemen:

On behalf of the Company, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information, contained in the Prospectus, dated May 1, 2012, as supplemented May 23, 2012 and August 1, 2012, and filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended. The purpose of this filing is to submit the data in XBRL format for the Company.

Any questions or comments regarding this filing should be directed to the undersigned at (585) 325-6880.

Very truly yours,

/s/ Amy J. Williams

Amy J. Williams

Director of Fund Documentation